UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                    FORM 8-K


                                 CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Report (date of earliest event reported):
                                February 6, 2003


                                GANNETT CO., INC.
               (Exact name of registrant as specified in its charter)


          Delaware                   1-6961                   16-0442930
State or other jurisdiction   (Commission file number)       (IRS employer
jurisdiction of incorporation                            identification number)



7950 Jones Branch Drive, McLean, VA                           22107-0910
(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code:  703-854-6000.



Item 9.  Regulation FD Disclosure

On February 6, 2003, Gannett Co., Inc. announced its consolidated financial results for the fourth quarter and year ended December 29, 2002. A copy of the company's press release is furnished herewith as Exhibit 99.1.


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                Gannett Co., Inc.




Date: February 6, 2003                          By:/s/George R. Gavagan
                                                   ____________________________
                                                   George R. Gavagan
                                                   Vice President and
                                                   Controller

Exhibit Index

Exhibit     Description

99.1        Gannett Co., Inc. Press Release dated February 6, 2003